TRANSFER TECHNOLOGY INTERNATIONAL CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Transfer Technology International Corp. (the “Company”) on Form 10-Q for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert J. Calamunci, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/	Robert J. Calamunci

Robert J. Calamunci
Chief Financial Officer Chief Accounting Officer
May 20, 2008
A signed original of this written statement required by Section 906 has been provided to Transfer Technology International Corp. and will be retained by Transfer Technology International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.